                                                                               .
                                                                               .
                                                                               .
    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF NOVEMBER 15, 2004

RIG
NAME                WD        DESIGN       LOCATION    STATUS*         OPERATOR
----              ------   -------------   --------   ----------   ----------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES(6)
-----------------------------------------------------------------------------------
Ocean Quest       3,500'   Victory Class    GOM       Contracted     Noble Energy
-----------------------------------------------------------------------------------
Ocean Star        5,500'   Victory Class    GOM       Contracted      Kerr-McGee
-----------------------------------------------------------------------------------
Ocean America     5,500'   Ocean Odyssey    GOM       Contracted       Mariner
-----------------------------------------------------------------------------------
Ocean Valiant     5,500'   Ocean Odyssey    GOM       Contracted         ENI
-----------------------------------------------------------------------------------
Ocean Victory     5,500'   Victory Class    GOM       Contracted    W&T Offsshore
-----------------------------------------------------------------------------------
Ocean Confidence  7,500'   DP Aker H-       GOM       Contracted          BP
                           3.2 Modified
-----------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES(4)
-----------------------------------------------------------------------------------
Ocean Voyager     2,000'   Victory Class    GOM          DODI             --
-----------------------------------------------------------------------------------
Ocean Concord     2,200'   F&G SS-2000      GOM       Contracted      Kerr-McGee
-----------------------------------------------------------------------------------
Ocean Lexington   2,200'   F&G SS-2000      GOM       Contracted   Walter Oil & Gas
-----------------------------------------------------------------------------------
Ocean Saratoga    2,200'   F&G SS-2000      GOM       Contracted         LLOG
-----------------------------------------------------------------------------------

                                                                            EST.
RIG                    CURRENT          DAYRATE         START               END
NAME                     TERM           (000S)           DATE              DATE            FUTURE CONTRACT AND OTHER INFORMATION
----              ------------------   ---------   ----------------   ---------------   --------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES(6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest            one well        low 50's    early Sept. 2004   late Nov. 2004    One well plus option with Pogo in mid 70's
                                                                                        beginning late Nov. and ending early Jan.
                                                                                        2005; followed by LOI for one well in low
                                                                                        100's beginning early Jan. 2005 and ending
                                                                                        early April 2005; followed by LOI for one
                                                                                        well in high 110's beginning early April and
                                                                                        ending early June 2005. Available; actively
                                                                                        marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star          fourth of four     low 60's    early June 2004     mid Nov. 2004    220 day extension with Kerr-McGee in high
                        wells                                                           70's beginning mid Nov. 2004 and ending late
                                                                                        June 2005; followed by 90 day term extension
                                                                                        plus option with Kerr-McGee in low 140's
                                                                                        beginning late June 2005 and ending late
                                                                                        Sept. 2005. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean America     one well extension   mid 80's     late Oct. 2004     mid Jan. 2005    One well extension plus option with Mariner
                                                                                        in mid 110's beginning mid Jan. 2005 and
                                                                                        ending mid Feb. 2005; followed by two wells
                                                                                        plus option with Mariner in low 130's
                                                                                        beginning mid Feb. and ending late May 2005.
                                                                                        Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant       third of three     high 50's    late Dec. 2003     mid Dec. 2004    One well plus options with Kerr-McGee in mid
                  wells plus option                                                     80's beginning mid Dec. and ending early
                                                                                        Feb. 2005; followed by one well with
                                                                                        Kerr-McGee in high 90's beginning early Feb.
                                                                                        2005 and ending mid April 2005, followed by
                                                                                        one well plus options with Kerr-McGee in low
                                                                                        130's beginning mid April and ending late
                                                                                        July 2005. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory         two wells        mid 70's     mid Aug. 2004     late Jan. 2005    LOI for one well plus option in mid 90's
                                                                                        beginnning late Jan. 2005 and ending late
                                                                                        March 2005. LOI for two wells in low 130's
                                                                                        beginning late March and ending mid July
                                                                                        2005. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence    five-year term       170's     early Jan. 2001    early Jan. 2006   Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES(4)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager             --              --              --                --          Reactivating. One well with Murphy in low
                                                                                        70's beginning mid Dec. 2004 and ending
                                                                                        early Feb. 2005. Available; actively
                                                                                        marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord       one well plus      mid 50's    early Oct. 2004    late Dec. 2004    One well with ENI in mid 50's beginning late
                        option                                                          Dec. 2004 and ending late Feb. 2005;
                                                                                        followed by one well for Kerr-McGee in upper
                                                                                        50's beginning late Feb. and ending late
                                                                                        Mar. 2005; followed by one well plus option
                                                                                        with Kerr-McGee in mid 70's beginning late
                                                                                        Mar. and ending late May 2005. Available;
                                                                                        actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington        one well        high 40's   early Sept. 2004   mid March 2005    Three well extension with Walter beginning
                                                                                        in early Sept. and ending in mid Dec. 2004.
                                                                                        Rate for first well in mid 40's, second and
                                                                                        third wells in upper 40's. Three additional
                                                                                        extension wells with Walter beginning in mid
                                                                                        Dec. 2004 and ending mid March 2005. Rate
                                                                                        for first and second wells in mid 50s with
                                                                                        third well in low 60s. Available; actively
                                                                                        marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga         one well        low 50's     late Oct. 2004    late Nov. 2004    Three well extension with LLOG in mid 60's
                                                                                        beginning late Nov. 2004 and ending mid
                                                                                        April 2005. Available; actively marketing.

    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF NOVEMBER 15, 2004

RIG
NAME               WD        DESIGN        LOCATION    STATUS*          OPERATOR
----              ----   ---------------   --------   ----------   -------------------
DOMESTIC JACKUPS (12)
--------------------------------------------------------------------------------------
Ocean Crusader    200'   Mat Cantilever     GOM       Contracted    Walter Oil & Gas
--------------------------------------------------------------------------------------
Ocean Drake       200'   Mat Cantilever     GOM       Contracted     Chevron/Texaco
--------------------------------------------------------------------------------------
Ocean Champion    250'   Mat Slot           GOM       Contracted       Millennium
--------------------------------------------------------------------------------------
Ocean Columbia    250'   Independent Leg    GOM       Contracted     ADTI/Kerr-McGee
                         Cantilever
--------------------------------------------------------------------------------------
Ocean Spartan     300'   Independent Leg    GOM       Contracted          LLOG
                         Cantilever
--------------------------------------------------------------------------------------
Ocean Spur        300'   Independent Leg    GOM       Contracted         Mariner
                         Cantilever
--------------------------------------------------------------------------------------
Ocean King        300'   Independent Leg    GOM       Contracted   Houston Exploration
                         Cantilever
--------------------------------------------------------------------------------------
Ocean Nugget      300'   Independent Leg    GOM       Contracted      ADTI/Mission
                         Cantilever
--------------------------------------------------------------------------------------
Ocean Summit      300'   Independent Leg    GOM       Contracted          LLOG
                         Cantilever
--------------------------------------------------------------------------------------
Ocean Warwick     300'   Independent Leg    GOM        Shipyard           DODI
                         Cantilever
--------------------------------------------------------------------------------------
Ocean Titan       350'   Independent Leg    GOM       Contracted      Stone Energy
                         Cantilever
--------------------------------------------------------------------------------------
Ocean Tower       350'   Independent Leg    GOM       Contracted      W&T Offshore
                         Cantilever
--------------------------------------------------------------------------------------

                                                                                 EST.
RIG                       CURRENT            DAYRATE         START               END
NAME                       TERM              (000S)           DATE              DATE         FUTURE CONTRACT AND OTHER INFORMATION
----              -----------------------   ---------   ----------------   ---------------   --------------------------------------
DOMESTIC JACKUPS (12)
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader      second of two wells     mid 30's    early Nov. 2004    early Dec. 2004   Two well extension plus option with
                        plus option                                                          Walter in high 30's beginning early
                                                                                             Dec. 2004 and ending early Feb. 2005.
                                                                                             Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Drake        60 day term extension    high 30's   early Nov. 2004    early Jan. 2005   Available; actively marketing.
                        plus option
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Champion           one well           mid 30's    early Sept. 2004   late Nov. 2004    Two wells plus option with Energy
                                                                                             Partners in mid 30's beginning late
                                                                                             Nov. and late Jan. 2005. Available;
                                                                                             actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia     one well plus option     mid 30's     mid Nov. 2004      mid Dec. 2004    Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan      two wells plus option    high 30's   early Sept. 2004   early Jan. 2005   One well extension with LLOG in mid
                                                                                             40's beginning early Jan. and ending
                                                                                             early March 2005. Available; actively
                                                                                             marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spur               two wells          high 30's   early Sept. 2004    mid Dec. 2004    Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean King               two wells           mid 40s     late Aug. 2004     mid Dec. 2004    Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget       one well plus option     low 40's     mid Nov. 2004      mid Dec. 2004    Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Summit      three wells plus option   high 30's   early Sept. 2004   early Jan. 2005   Two wells with LLOG in mid 40's
                                                                                             beginning early Jan. and ending mid
                                                                                             Mar. 2005. Available; actively
                                                                                             marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick               --                 --              --                --          In shipyard for repair of damage due to
                                                                                             Hurricane Ivan.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Titan        one well plus option     low 50's    early Nov. 2004     mid Dec. 2004    One well plus options with BHP in mid
                                                                                             50's beginning mid Dec. 2004 and ending
                                                                                             mid Apr. 2005. Available; actively
                                                                                             marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Tower              two wells          mid 40's     late Oct. 2004     mid Dec. 2004    One well plus option with ChevronTexaco
                                                                                             in mid 50's beginning late Dec. 2004
                                                                                             and ending mid May 2005. Available;
                                                                                             actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------

    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF NOVEMBER 15, 2004

RIG
NAME                WD           DESIGN          LOCATION     STATUS*       OPERATOR
----              ------   -------------------   ---------   ----------   ------------
INTERNATIONAL SEMISUBMERSIBLES (17)
--------------------------------------------------------------------------------------
MEXICO
--------------------------------------------------------------------------------------
Ocean Ambassador  1,100'   Bethlehem SS-2000        GOM      Contracted      PEMEX
--------------------------------------------------------------------------------------
Ocean             1,500'   Aker H-3                 GOM      Contracted      PEMEX
 Whittington
--------------------------------------------------------------------------------------
Ocean Worker      3,500'   F&G 9500 Enhanced        GOM      Contracted      PEMEX
                           Pacesetter
--------------------------------------------------------------------------------------
Ocean Yorktown    2,850'   F&G SS-2000              GOM      Contracted      PEMEX
--------------------------------------------------------------------------------------
NORTH SEA
--------------------------------------------------------------------------------------
Ocean Nomad       1,200'   Aker H-3              North Sea       --           DODI
--------------------------------------------------------------------------------------
Ocean Guardian    1,500'   Earl & Wright Sedco   North Sea   Contracted      Shell
                           711 Series
--------------------------------------------------------------------------------------
Ocean Princess    1,500'   Aker H-3              North Sea   Contracted     Talisman
--------------------------------------------------------------------------------------
Ocean Vanguard    1,500'   Bingo 3000            North Sea   Contracted       ENI
--------------------------------------------------------------------------------------
AUSTRALASIA
--------------------------------------------------------------------------------------
Ocean Bounty      1,500'   Victory Class         Australia   Contracted       OMV
--------------------------------------------------------------------------------------
Ocean Patriot     1,500'   Bingo 3000            Australia   Contracted      Apache
--------------------------------------------------------------------------------------
Ocean Epoch       1,640'   Korkut                Australia   Contracted      Santos
--------------------------------------------------------------------------------------
Ocean General     1,640'   Korkut                 Vietnam    Contracted      PVE&P
--------------------------------------------------------------------------------------
Ocean Baroness    7,000'   Victory Class         Indonesia   Contracted      Unocal
--------------------------------------------------------------------------------------
Ocean Rover       7,000'   Victory Class         Malaysia    Contracted   Amerada Hess
--------------------------------------------------------------------------------------

                                                                                EST.
RIG                       CURRENT            DAYRATE         START               END
NAME                       TERM              (000S)           DATE              DATE          FUTURE CONTRACT AND OTHER INFORMATION
----              -----------------------   ---------   ----------------   ---------------    -------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
-----------------------------------------------------------------------------------------------------------------------------------
MEXICO
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador    four year term work     mid 50's     late July 2003     mid Dec. 2007     Available.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean               four year term work     low 60's     late July 2003    early Oct. 2006    Available.
 Whittington
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Worker        four year term work     high 60's    mid Aug. 2003     late July 2007     Available.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown      four year term work     mid 40's     late Oct. 2003     mid July 2007     Available.
-----------------------------------------------------------------------------------------------------------------------------------
NORTH SEA
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                 --                 --              --                --           One year program with Talisman in U.K.
                                                                                              North Sea in low 80's beginning early
                                                                                              Jan. 2005 and ending early Jan. 2006.
                                                                                              Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian           one year           high 40's   late March 2004    late March 2005    LOI for one year program in U.K. North
                                                                                              Sea in low 80's beginning late Mar.
                                                                                              2005 and ending late Mar. 2006.
                                                                                              Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Princess    three wells plus option   low 60's    early Oct. 2004    late Nov. 2004     One year extension in U.K. North Sea
                                                                                              in low 80's beginning late Nov. 2004
                                                                                              and ending late Nov. 2005. Available;
                                                                                              actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard           one well           low 140's   early Oct. 2004    late Dec. 2005     LOI for one year program in Norway in
                                                                                              low 140's beginning in late Dec. 2004
                                                                                              and ending in late Dec. 2005.
                                                                                              Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
AUSTRALASIA
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty            three wells         mid 70's    early Sept. 2004    mid Jan. 2005     LOI for one well plus option in mid
                                                                                              70's beginning in mid Jan. and ending
                                                                                              in early Feb. 2005; followed by one
                                                                                              well plus option with Hardman in low
                                                                                              80's beginning in early Feb. 2005 and
                                                                                              ending late Feb. 2005. Available;
                                                                                              actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot            two wells          high 70's   early Nov. 2004     mid Dec. 2004     Second of two wells with Bass Straits
                                                                                              beginning mid Dec. 2004 and ending mid
                                                                                              Jan. 2005. LOI for two wells beginning
                                                                                              mid Jan. and ending mid Feb. Two wells
                                                                                              plus option with Santos beginning mid
                                                                                              Feb. and ending late April. LOI for
                                                                                              one well plus three options beginning
                                                                                              late April and ending early June 2005.
                                                                                              All wells in high 70's. Available;
                                                                                              actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch           Exeter/Mutineer       mid 60's     mid Jan. 2004     late Jan. 2005     Available; actively marketing.
                  development plus option
-----------------------------------------------------------------------------------------------------------------------------------
Ocean General     five completion options   mid 50's     mid June 2004      mid Nov. 2004     Two week UWILD survey; followed by two
                                                                                              wells with KNOC in Korea plus
                                                                                              mobe/demobe in high 60's beginning
                                                                                              late Nov. and ending late Mar. 2005;
                                                                                              followed by one well plus one option
                                                                                              plus demobe with KNOC in Viet Nam in
                                                                                              mid 50's beginning mid Mar. and ending
                                                                                              late May 2005. Available; actively
                                                                                              marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness        180 day option          110's     early Nov. 2004    early Dec. 2004    180 day extension in mid 130's
                                                                                              beginning early Dec. 2004 and ending
                                                                                              late May 2005. Available; actively
                                                                                              marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Rover            second of two        low 110's   early Nov. 2004     mid Dec. 2004     Second option well with Murphy
                     assignment wells                                                         declared in low 120's beginning mid
                                                                                              Dec. 2004 and ending mid Jan. 2005.
                                                                                              Option wells three to six exercised in
                                                                                              mid 120's beginning mid Jan. and
                                                                                              ending early July 2005. Available;
                                                                                              actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------

    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF NOVEMBER 15, 2004

RIG
NAME                WD           DESIGN           LOCATION      STATUS*        OPERATOR
----              ------   -------------------   ----------   ------------   ------------
BRAZIL
-----------------------------------------------------------------------------------------
Ocean Yatzy       3,300'   DP DYVI Super Yatzy     Brazil      Contracted     Petrobras
-----------------------------------------------------------------------------------------
Ocean Winner      3,500'   Aker H-3                Brazil      Contracted     Petrobras
-----------------------------------------------------------------------------------------
Ocean Alliance    5,000'   Alliance Class          Brazil      Contracted     Petrobras
-----------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS(1)
-----------------------------------------------------------------------------------------
Ocean Clipper     7,500'   DP Fluor/Mitsubishi     Brazil      Contracted     Petrobras
-----------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS(2)
-----------------------------------------------------------------------------------------
Ocean Sovereign    250'    Independent Leg       Bangladesh    Contracted    Cairn Energy
                           Cantilever
-----------------------------------------------------------------------------------------
Ocean Heritage     300'    Independent Leg         India       Contracted    Cairn Energy
                           Cantilever
-----------------------------------------------------------------------------------------
COLD STACKED(3)
-----------------------------------------------------------------------------------------
Ocean Liberator    600'    Aker H-3              S. Africa    Cold Stacked       DODI
-----------------------------------------------------------------------------------------
Ocean Endeavor    2,000'   Victory Class            GOM       Cold Stacked       DODI
-----------------------------------------------------------------------------------------
Ocean New Era     1,500'   Korkut                   GOM       Cold Stacked       DODI
-----------------------------------------------------------------------------------------

                                                                                 EST.
RIG                       CURRENT            DAYRATE         START               END
NAME                       TERM              (000S)           DATE               DATE         FUTURE CONTRACT AND OTHER INFORMATION
----              -----------------------   ---------   ----------------   ----------------   --------------------------------------
BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy          700 day extension      mid 70's    early Nov. 2003     mid Oct. 2005     Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner         700 day extension      mid 50's    early April 2004    mid March 2006    Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance      one year extension      high 90's   early Sept. 2004   early Sept. 2005   Available.
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS(1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper        700 day extension      low 100's   early Jan. 2003    early March 2006   Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS(2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign   three wells plus option   low 60's     mid Nov. 2004      early May 2005    Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage    six wells plus options    low 60's    early Nov. 2004      mid May 2005     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
COLD STACKED(3)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator             --                 --              --                 --          Cold stacked Nov. '02.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor              --                 --              --                 --          Cold stacked March '02.
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era               --                 --              --                 --          Cold stacked Dec. '02.
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE,
WEATHER CONDITIONS AND OTHER FACTORS.

GOM = Gulf of Mexico